EXHIBIT 10.5.4 QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION THREE YEAR EMPLOYMENT AGREEMENT RENEWAL AND EXTENSION ACKNOWLEDGMENT BETWEEN QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION AND J.
                L. THOMAS DATED JULY 1, 1998.


                QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                        THREE YEAR EMPLOYMENT AGREEMENT
                      RENEWAL AND EXTENSION ACKNOWLEDGMENT



Name of Executive:  J. L. Thomas
                  ----------------

The undersigned executive does hereby acknowledge that, at their regularly scheduled meeting on June 25, 1998, the Board of Directors of Quaker City Federal Savings and Loan Association acted to renew and extend the Quaker City Federal Savings and Loan Association Three Year Employment Agreement with the undersigned executive to September 25, 2000, his sixty-fifth birthday, as specified in the Employment Agreement document.


Dated this 1st day of July, A.D., 1998.


                                    QUAKER CITY FEDERAL SAVINGS AND
                                    LOAN ASSOCIATION



  /s/ Jerome L. Thomas              By: /s/ Frederic R. McGill
 ---------------------------           --------------------------
 Executive                             President